     As filed with the Securities and Exchange Commission on April 29, 2005.
                                                              File No. 333-65511
                                                                       811-09047

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                                         [ ]
                                     -------
         Post-Effective Amendment No.    9                                   [X]
                                      -------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.    6                                                  [X]
                       -------

                           HART LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT TWO
                           (Exact Name of Registrant)

                           HART LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-6733
               (Depositor's Telephone Number, Including Area Code)

                               Marianne O'Doherty
                           Hart Life Insurance Company
                                  P.O. Box 2999
                             Hartford, CT 06104-2999
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective:

     _____  immediately upon filing pursuant to paragraph (b) of Rule 485
     __X__  on May 2, 2005, pursuant to paragraph (b) of Rule 485
     _____  60 days after filing pursuant to paragraph (a)(1) of Rule 485
     _____  on ____________, pursuant to paragraph (a)(1) of Rule 485
     _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    PART A

HART LIFE INSURANCE COMPANY
VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT TWO
HART LIFE INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999
TELEPHONE: 1-800-231-5453

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This Prospectus describes information you should know before you purchase Hart Life Insurance Company Variable Life Insurance. Please read it carefully before you purchase your variable life insurance policy.


Hart Life Insurance Company Variable Life Insurance is a contract between you and Hart Life Insurance Company where you agree to make payments to us and we agree to pay a death benefit to your beneficiaries. It is a modified single premium variable life insurance policy. It is:

x Modified single premium, because you make one single premium payment, and under certain limited circumstances, you may make additional premium payments.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.
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At purchase, you allocate your payments to "Sub-Accounts" or subdivisions of our Separate Account, an account that keeps your life insurance policy assets separate from our company assets. These Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This life insurance policy offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style.

The following Sub-Accounts are available under the Policy:



                         SUB-ACCOUNT                                         PURCHASES SHARES OF:
  Hartford High Yield Fund Sub-Account                        Class IA of Hartford High Yield HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Index Fund Sub-Account                             Class IA of Hartford Index HLS Fund of Hartford
                                                              Series Fund, Inc.
  Hartford Money Market Fund Sub-Account                      Class IA of Hartford Money Market HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Mortgage Securities Fund Sub-Account               Class IA of Hartford Mortgage Securities HLS Fund
                                                              of Hartford Series Fund, Inc.
  Hartford Total Return Bond HLS Fund Sub-Account (formerly   Class IA shares of Hartford Total Return Bond HLS
  Hartford Bond HLS Fund Sub-Account)                         Fund of Hartford Series Fund, Inc.


If you decide to buy this life insurance policy, you should keep this prospectus for your records. Although we file the Prospectus with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the Securities and Exchange Commission ("SEC") does these things may be guilty of a criminal offense.

You can call us at 1-800-231-5453 to ask us questions. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room in Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for further information. Our SEC filings, including this prospectus, are also available to the public at the SEC's website at (http://www.sec.gov).

This life insurance policy IS NOT:

 -  a bank deposit or obligation

 -  federally insured

 -  endorsed by any bank or governmental agency

 -  available for sale in all states
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PROSPECTUS DATED: MAY 2, 2005

2                                                    HART LIFE INSURANCE COMPANY
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TABLE OF CONTENTS


                                                                PAGE
----------------------------------------------------------------------
SUMMARY OF BENEFITS AND RISKS                                     3
----------------------------------------------------------------------
FEE TABLE                                                         4
----------------------------------------------------------------------
ABOUT US                                                          6
----------------------------------------------------------------------
  Hart Life Insurance Company                                     6
----------------------------------------------------------------------
  Separate Account Two                                            6
----------------------------------------------------------------------
  The Funds                                                       6
----------------------------------------------------------------------
CHARGES AND DEDUCTIONS                                            7
----------------------------------------------------------------------
YOUR POLICY                                                       9
----------------------------------------------------------------------
PREMIUMS                                                         13
----------------------------------------------------------------------
DEATH BENEFITS AND POLICY VALUES                                 15
----------------------------------------------------------------------
MAKING WITHDRAWALS FROM YOUR POLICY                              16
----------------------------------------------------------------------
LOANS                                                            17
----------------------------------------------------------------------
LAPSE AND REINSTATEMENT                                          17
----------------------------------------------------------------------
FEDERAL TAX CONSIDERATIONS                                       18
----------------------------------------------------------------------
LEGAL PROCEEDINGS                                                21
----------------------------------------------------------------------
OTHER MATTERS                                                    22
----------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                        23
----------------------------------------------------------------------
APPENDIX A -- SPECIAL INFORMATION FOR POLICIES PURCHASED IN
  NEW YORK                                                       24
----------------------------------------------------------------------
WHERE YOU CAN FIND MORE INFORMATION                              26
----------------------------------------------------------------------

HART LIFE INSURANCE COMPANY                                                    3
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SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose your premium payment, settlement options and investment options.

RIGHT TO EXAMINE -- For a limited time, usually 10 days after you receive your life insurance policy, you may cancel it without paying a surrender charge. A longer period may be provided in certain states.

CASH VALUES -- Your policy has a cash value. The value of your policy will fluctuate with the performance of the underlying funds.

DEATH BENEFIT -- You designate a beneficiary who will receive the Death Benefit if you die while the policy is in force. The policy pays a minimum Death Benefit, called the "Face Amount." The actual Death Benefit may be larger than the Face Amount if the underlying funds of the policy perform well.

INVESTMENT OPTIONS -- Your policy offers a choice of investment options. You may transfer money among your investment options, subject to the restrictions described in this prospectus and the funds' prospectuses.

SURRENDERS -- At any time, you may surrender all or part of your policy. Each year you may surrender the greater of up to 10% of your premium payments or 100% of your Account Value minus premiums paid without being charged a surrender charge. (See "Risks of Your Policy" below.)

LOANS -- You can take a loan on the policy. Your policy provides for two types of cash loans. Your policy secures the loans. Loans may not exceed 90% of the policy's cash value.

SETTLEMENT OPTIONS -- You may choose to receive surrender or death benefit proceeds over a period of time by using one of our settlement options.

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of its underlying funds. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed. A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund's prospectus. You should read the prospectus of each Fund before investing.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long-term financial planning. You should not purchase the policy if you will need your premium payment in a short time.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes so low that it cannot support the policy's monthly charges and fees. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

LOANS -- Taking a loan from your policy may increase the risk that your policy will terminate, may have a permanent effect on the policy's Account Value, and may reduce the death benefit proceeds.

SURRENDER AND PARTIAL SURRENDERS -- You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a federal income tax penalty. Surrenders may also be subject to a surrender charge.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and to limit the number and frequency of transfers among your investment options.

WITHDRAWAL RISKS -- Withdrawals will reduce your Policy's death benefit, may increase the risk of policy lapse, and are subject to a withdrawal charge.

ADVERSE TAX CONSEQUENCES -- Under current tax law, your Beneficiaries will receive the Death Benefit free of federal income tax. However, you may be required to pay federal income tax if you receive any loans, surrenders or other amounts from the policy, and you may also be subject to a 10% federal income penalty tax if you take money out prior to age 59 1/2. There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding.

4                                                    HART LIFE INSURANCE COMPANY
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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you surrender the policy.

SURRENDER FEES


            CHARGE                     WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
Surrender Charges (1)             When you fully or partially         Maximum Charge
                                  surrender your policy.              7.5% of the amount surrendered.
Unamortized Tax Charge (2)        Upon surrender or partial           Maximum Charge
                                  surrender of the policy.            2.25% of the Account Value.

(1) The Surrender Charge is a percentage of the amount surrendered and varies depending on the Policy Year during which the surrender is made. The Surrender Charge declines to 0% over the first ten Policy Years as follows:
    7.5%, 7.5%, 7.5%, 6%, 6%, 4%, 4%, 2%, 2%, 0%.

(2) The Unamortized Tax Charge is a percentage of the Account Value and varies depending on the Policy Year during which the surrender is made. The Unamortized Tax Charge declines to 0% over the first ten Policy Years as follows: 2.25%, 2.00%, 1.75%, 1.50%, 1.25%, 1.00%, 0.75%, 0.50%, 0.25%,
    0.00%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES


            CHARGE                     WHEN CHARGE IS DEDUCTED                     AMOUNT DEDUCTED
Cost of Insurance Charges (3)     Monthly.                            Minimum Charge
                                                                      $0.68 per $1,000 net amount at risk for a
                                                                      10-year-old female non-smoker in the first
                                                                      year
                                                                      Maximum Charge
                                                                      $239.08 per $1,000 net amount at risk for
                                                                      a 90-year-old male smoker in the first
                                                                      year
                                                                      Charge for a representative insured
                                                                      $14.26 per $1,000 net amount at risk for a
                                                                      65-year-old female non-smoker in the first
                                                                      year.
Mortality and Expense Risk        Monthly.                            -  Under Option 1:
Charge                                                                   0.90% (annualized) of Sub-Account Value
                                                                         in Policy Years 1-10 and .50%
                                                                         (annualized) for Policy Years 11 and
                                                                         beyond
                                                                      -  Under Option 2:
                                                                         0.65% (annualized) of Sub-Account Value
                                                                         in Policy Years 1-10 and 0.50%
                                                                         (annualized) for Policy Years 11 and
                                                                         beyond
Tax Expense Charge                Under Option 1:                     -  Under Option 1:
                                  Monthly.                               0.40% (annualized) of Account Value for
                                                                         Policy Years 1-10
                                  Under Option 2:                     -  Under Option 2:
                                  Receipt of Premium Payment.            4% of each premium payment in all
                                                                         Policy Years
Annual Maintenance Fee            On Policy Anniversary Date or       $30.00
                                  upon surrender of the policy.
Administrative Charge             Monthly.                            0.25% (annualized) of Sub-Account Value
Loan Interest Rate (4)            Monthly if you have taken a loan    6%
                                  on your policy.

(3) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial adviser for a personalized illustration.

(4) Loan Accounts are credited with interest at an annual rate of 4%. Preferred Loan Accounts are credited with interest at an annual rate of 6%.

HART LIFE INSURANCE COMPANY                                                    5
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The following table shows the minimum and maximum total annual fund operating expenses charged by any of the Funds. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                              MINIMUM    MAXIMUM
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Total Annual Fund Operating Expenses
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)                       0.43%      0.77%
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6                                                    HART LIFE INSURANCE COMPANY
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ABOUT US

HART LIFE INSURANCE COMPANY

Hart Life Insurance Company ("Hart Life") (formerly known as Alpine Life Insurance Company) is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Hart Life was originally incorporated under the laws of New Jersey on July 9, 1965. Hart Life will be redomesticated to the State of Connecticut. Its offices are located in Simsbury, CT; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hart Life is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                              HART LIFE'S RATINGS


                                     EFFECTIVE DATE
           RATING AGENCY               OF RATING     RATING            BASIS OF RATING
------------------------------------------------------------------------------------------------
 A.M. Best and Company, Inc.            2/15/05        A+    Financial strength
------------------------------------------------------------------------------------------------
 Standard & Poor's                      2/15/05       AA-    Financial strength
------------------------------------------------------------------------------------------------
 Fitch                                  2/15/05       AA     Financial strength
------------------------------------------------------------------------------------------------


SEPARATE ACCOUNT TWO

The Sub-Accounts are subdivisions of our separate account, called Separate Account Two. The Separate Account was established to keep your life insurance policy assets separate from our company assets. The investment performance of the Separate Account is independent from the investment performance of Hart Life's other assets. Hart Life's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and the benefit of other policy owners and may not be used for any other liability of Hart Life.

THE FUNDS


Hartford HLS Funds are sponsored and administered by Hartford or its affiliates. HL Investment Advisors, LLC ("HL Advisors") serves as the investment manager to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("Hartford Investment Management") serve as sub-investment advisors and provide day to day investment services.


Each Fund is a series of Hartford Series Fund, Inc., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company.

The shares of each Hartford HLS Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this Contract.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus, and the Funds' Statement of Additional Information which may be ordered from us. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

HARTFORD BOND HLS FUND -- Seeks a high level of current income, consistent with a competitive total return, as compared to bond funds with similar investment objectives and policies. Sub-advised by Hartford Investment Management Company.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income. Growth of capital is a secondary objective. Sub-advised by Hartford Investment Management Company.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate. Sub-advised by Hartford Investment Management Company.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by Hartford Investment Management Company.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by Hartford Investment Management Company.


HARTFORD TOTAL RETURN BOND HLS FUND (formerly Hartford Bond HLS Fund) -- Seeks competitive total return, with income as a secondary objective. Sub-advised by Hartford Investment Management Company.



MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, owners of other policies or owners of variable annuity contracts with values allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds' prospectus accompanying this prospectus.


VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

HART LIFE INSURANCE COMPANY                                                    7
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- Notify you of any Fund shareholders' meeting if the shares held for your policy may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your policy.

- Arrange for the handling and tallying of proxies received from policy owners.

- Vote all Fund shares attributable to your policy according to instructions received from you, and

Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your policy may be voted. After we begin to make annuity payouts to you, the number of votes you have will decrease.

ADMINISTRATIVE AND DISTRIBUTION SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative and distribution related services and the Funds pay fees to Hartford that are usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family and may include fees paid under a distribution and/or servicing plan adopted by a Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

CHARGES AND DEDUCTIONS
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The deductions or charges associated with this policy are subtracted, depending on the type of deduction or charge, from premium payments as they are made, upon surrender or partial surrender of the policy, on the Policy Anniversary Date or on a monthly pro rated basis from each Sub-Account ("Deduction Amount").

Deductions are taken from premium payments before allocations to the Sub-Accounts are made.

Deduction Amounts are subtracted on the Policy Date and on each Monthly Activity Date after the Policy Date to cover charges and expenses incurred in connection with a policy.

Each Deduction Amount will be subtracted pro rata from each Sub-Account so that the proportion of Account Value of the policy attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the policy may lapse. See "Lapse and Reinstatement".

The deductions and charges associated with your policy are listed below.

COST OF INSURANCE CHARGE -- The cost of insurance charge covers Hart Life's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. The guaranteed cost of insurance charge is a guaranteed maximum monthly rate, multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. A table of guaranteed maximum cost of insurance rates per $1,000 will be included in each Policy; however, Hart Life reserves the right to use rates less than those shown in the Table. For standard risks that require full underwriting, the guaranteed maximum cost of insurance rate is 100% of the 1980 Commissioner's Standard Ordinary Smoker/Nonsmoker Sex Distinct Age Last Birthday Mortality Table (1980 CSO Table). For standard risks eligible for simplified underwriting, the guaranteed cost of insurance rate is 125% of the 1980 CSO table through age 90, grading to 100% of the 1980 CSO Table at age 100. Substandard risks will be assessed a higher guaranteed maximum cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO Table. The multiple will be based on the Insured's substandard rating. Unisex rates may be required in some states.

Your Coverage Amount is first set on the date we issue your policy and then on each Monthly Activity Date. The Coverage Amount is the Death Benefit minus the Account Value. There is a Minimum Coverage Amount. It is a stated percentage of the Account Value of the policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $70,000
Insured's attained age = 60
Minimum Coverage Amount percentage for age 60 = 30%

On the Monthly Activity Date, the Coverage Amount is $30,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($70,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $21,000 (30% of $70,000). Since $21,000 is less than the Face Amount less the Account Value ($30,000), no adjustment is necessary. Therefore, the Coverage Amount will be $30,000.

Assume that the Account Value in the above example was $90,000. The Minimum Coverage Amount would be $27,000 (30% of $90,000). Since this is greater than the Face Amount less the Account Value ($10,000), the Coverage Amount for the

8                                                    HART LIFE INSURANCE COMPANY
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Policy Month is $27,000. (For an explanation of the Death Benefit, see "Death Benefit and Policy Values".)

Because the Account Value and, as a result, the Coverage Amount under a policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

POLICY OWNER OPTIONS

You, at the time the policy is issued, will elect one of two options described below to pay charges relating to CERTAIN TAXES AND MORTALITY AND EXPENSE RISK CHARGES. The option selected by you may affect your Account Value.

OPTION 1 -- ASSET-BASED CHARGES -- Under this payment option, you will pay:

MORTALITY AND EXPENSE RISK CHARGE -- For assuming mortality and expense risks under the policy, we deduct monthly from Sub-Account Value for Policy Years 1 through 10 a charge equal to an annual rate of 0.90%. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50%. The mortality and expense risk charge is broken into charges for mortality risks and for expense risks:

MORTALITY RISK -- The mortality risk we assume is that the cost of insurance charges specified in the policy will be insufficient to pay claims. We also assume a risk that the Death Proceeds will exceed: (1) the Coverage Amount on the date of death; and (2) your policy's Account Value on the date we receive written notice of death.

EXPENSE RISK -- The expense risk we assume is that expenses we incur in issuing and administering your policy will exceed the administrative charges.

We may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost we incur in distributing the policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the policy is in force, including the duration of a settlement option.

TAX EXPENSE CHARGE -- During the first ten years of your policy, we deduct a monthly charge equal to an annual rate of 0.40% from your Account Value. This tax expense charge compensates us for certain expenses including:

- Premium taxes imposed by various states and local jurisdictions.

A premium tax deduction of 0.25% of the Account Value is deducted over ten Policy Years and approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction.

- The cost of the capitalization of certain policy acquisition expenses under
  Section 848 of the Internal Revenue Code.

During your first ten Policy Years, we deduct a charge of 0.15% of Account Value. This charge helps reimburse us for the approximate expenses we incur from federal taxes we pay under Section 848 of the Internal Revenue Code.

UNAMORTIZED TAX CHARGE -- Under Option 1, during the first nine Policy Years, an Unamortized Tax charge is imposed on surrender or partial surrenders. The Unamortized Tax charge is shown below, as a percentage of amount surrendered, during each Policy Year:

POLICY YEAR    RATE
-------------------------
 1            2.25%
-------------------------
 2            2.00%
-------------------------
 3            1.75%
-------------------------
 4            1.50%
-------------------------
 5            1.25%
-------------------------
 6            1.00%
-------------------------
 7            0.75%
-------------------------
 8            0.50%
-------------------------
 9            0.25%
-------------------------
 10+          0.00%
-------------------------

After the ninth Policy Year, no Unamortized Tax charge will be imposed.

OPTION 2 -- FRONTED CHARGES -- Under this option, you will pay:

MORTALITY AND EXPENSE RISK CHARGE -- For assuming mortality and expense risks under the policy, we will deduct monthly from Sub-Account Value for Policy Years 1 through 10 a charge equal to an annual rate of 0.65%. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50%. The mortality and expense risk charge is broken into charges for mortality risks and for expense risks:

MORTALITY RISK -- The mortality risk we assume is that the cost of insurance charges specified in the policy will be insufficient to pay claims. We also assume a risk that your policy's Death Benefit will exceed: (1) the Coverage Amount on the date of death; and (2) your policy's Account Value on the date we receive written notice of death.

EXPENSE RISK -- The expense risk we assume is that expenses we incur in issuing and administering the Policies will exceed the administrative charges set in the policy.

TAX EXPENSE CHARGE -- We deduct a charge equal to 4.0% from all premium payments. This charge compensates us for certain expenses including:

- Premium taxes imposed by various states and local jurisdictions.

A premium tax deduction of 2.5% of premium approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium

HART LIFE INSURANCE COMPANY                                                    9
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tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction.

- The cost of the capitalization of certain policy acquisition expenses under
  Section 848 of the Internal Revenue Code.

The charge of 1.5% of premium payments helps reimburse us for the approximate expenses we incur from federal taxes we pay under Section 848 of the Internal Revenue Code.

This Option may not be available in all states.

OTHER CHARGES

ANNUAL MAINTENANCE FEE -- The annual maintenance fee is a flat fee that is deducted from your Account Value to reimburse us for expenses relating to the maintenance of the policy. The annual $30 charge is deducted on a Policy Anniversary or when the policy is fully surrendered if the Account Value at either of those times is less than $50,000. We reserve the right to waive the annual maintenance fee under other conditions.

ADMINISTRATIVE CHARGE -- We will deduct a monthly administrative charge from Sub-Account Value equal to an annual rate of 0.25%. This charge compensates us for expenses incurred in the administration of the Separate Account and the policy.

SURRENDER CHARGE -- We may charge you a Surrender Charge when you surrender amounts invested in your policy. We assess a Surrender Charge on amounts surrendered in any Policy Year that exceed the greater of 10% of the premiums you have paid into your policy or 100% of your Account Value minus premiums paid. If the amount you paid has been in your policy:

x  For Policy Years 1, 2, and 3, the charge is 7.5%.

x  For Policy Years 4 and 5, the charge is 6%.

x  For Policy Years 6 and 7, the charge is 4%.

x  For Policy Years 8 and 9, the charge is 2%.

x  For Policy Years 10 and beyond, the charge is 0%.

In determining the Surrender Charge, any surrender or partial surrender during the first ten Policy Years will first come from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no Surrender Charge will be assessed on the remaining Account Value.

The Surrender Charge is imposed to cover a portion of the sales expense incurred by us in distributing the Policies. This expense includes commissions, advertising and the printing of prospectuses.

CHARGES AGAINST THE FUNDS -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this Prospectus.

YOUR POLICY
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POLICY RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the Insured is alive and a beneficiary has not been irrevocably named.

BENEFICIARY -- You name the beneficiary in the application for the policy. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the policy owner if living; otherwise to the policy owner's estate.

ASSIGNMENT -- You may assign your policy as collateral for a loan or other obligation. Until you notify us in writing, we are not responsible for any payment made or action taken. We are not responsible for the validity of any assignment.

STATEMENTS TO POLICY OWNERS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

- any other information required by the Insurance Department of the state where your policy was delivered.

LIMIT ON RIGHT TO CONTEST -- During the Insured's lifetime, we may not contest the validity of the policy after it has been in force for two years from the date we issue the policy. If the policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide within two years from the date we issue the policy, or such period as specified in state law, the benefit payable will be limited to the Account Value minus any Indebtedness.

MISSTATEMENT AS TO AGE AND SEX -- If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the policy.

POLICY LIMITATIONS

DIVIDENDS -- No dividends will be paid under the policy.

TRANSFERS OF ACCOUNT VALUE -- While the policy remains in force, and subject to our transfer rules then in effect, you may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts.

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You may make transfers between the Sub-Accounts offered in this policy according to our policies and procedures.



WHAT IS A SUB-ACCOUNT TRANSFER?



A Sub-Account Transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the underlying Sub-Accounts available in your policy.



WHAT HAPPENS WHEN I REQUEST A SUB-ACCOUNT TRANSFER?



When you request a Sub-Account Transfer, Hartford sells shares of the underlying Fund that makes up the Sub-Account you are transferring from and buys shares of the underlying Fund that makes up the Sub-Account you want to transfer into.



Each day, many Policy Owners request Sub-Account transfers. Some request transfers into a particular Sub-Account, and others request transfers out of a particular Sub-Account. In addition, each day some Policy Owners allocate new premium payments to Sub-Accounts, and others request surrenders. Further, when there is a pending death claim on a policy, all money invested in any of the Sub-Accounts is transferred to the Hartford Money Market HLS Fund Sub-Account. Hartford combines all the Policy Owner requests to transfer out of a Sub-Account along with all transfers from that Sub-Account as a result of a surrender or pending death claim and determines how many shares of that Sub-Account's underlying Fund Hartford would need to sell to satisfy all Policy Owners' "transfer-out" requests. At the same time, Hartford also combines all the requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determines how many shares of that Sub-Account's underlying Fund Hartford would need to buy to satisfy all Policy Owners' "transfer-in" requests.



In addition, many of the underlying Funds that are available as investment options in Hartford's variable life insurance policies are also available as investment options in variable annuity contracts ("Contracts"), retirement plans, group funding agreements and other products offered by Hartford. Each day, investors and participants in these other products engage in transactions similar to the Sub-Account transfers described for variable life Policy Owners.



Hartford takes advantage of its size and available technology to combine the sales of a particular underlying Fund for all the variable annuities, variable life insurance policies, retirement plans, group funding agreements or other products offered by Hartford. We also combine all the purchases of that particular underlying Fund for all the products we offer. We then "net" those trades. This means that we sometimes reallocate shares of an underlying Fund within the accounts at Hartford rather than buy new shares or sell shares of the underlying Fund.



For example, if we combine all transfer-out requests and Surrenders of the Hartford Stock HLS Fund Sub-Account with all other sales of that underlying Fund from all the other products available at Hartford, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by Hartford, want to purchase or transfer-in an amount equal to $300,000 of that Fund, then Hartford would send a sell order to the underlying Fund for $700,000, which is a $1 million sell order minus the purchase order of $300,000.



WHAT RESTRICTIONS ARE THERE ON MY ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?



You should be aware that there are several important restrictions on your ability to make a Sub-Account transfer.



FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER EACH DAY. Hartford limits each Policy Owner to one Sub-Account Transfer each day. Hartford counts all Sub-Account transfer activity that occurs on any one day as one Sub-Account transfer, except you cannot transfer the same Policy Value more than once in a day.



For example, if the only transfer you make on a day is a transfer of $10,000 from the Hartford Money Market HLS Fund Sub-Account into another Sub-Account, it would count as one Sub-Account transfer. If, however, on a single day you transfer $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer. Likewise, if on a single day you transferred $10,000 out of the Hartford Money Market HLS Fund Sub-Account into five other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you choose), that day's transfer activity would count as one Sub-Account transfer. Conversely, if you have $10,000 in Policy Value distribution among five different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.



However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in the Hartford Money Market HLS Fund Sub-Account and you transfer all $10,000 into the Hartford Stock HLS Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Hartford Stock HLS Fund Sub-Account into another Sub-Account.



SECOND, HARTFORD HAS IMPLEMENTED POLICIES DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this policy if you want to make frequent Sub-Account transfers for any reason. In particular, Hartford does not want you to purchase this policy if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same underlying Fund, or engaging in frequent Sub-Account transfers in order to exploit inefficiencies in the pricing of the underlying Fund.



Hartford attempts to curb frequent transfers in the following ways:



x  20 Transfer Rule



x  Abusive Trading Policy and



x  Third Party Transfer Service Agreements.

HART LIFE INSURANCE COMPANY                                                   11
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THE 20 TRANSFER RULE -- Hartford employs the "20 Transfer Rule" to help curb frequent Sub-Account transfers. Under this policy, you are allowed to submit a total of 20 Sub-Account transfer requests each policy year for each policy by any of the following methods: U.S. Mail, fax or telephone. Once these 20 Sub-Account transfers have been requested, you may submit any additional Sub-Account transfer requests only in writing by U.S. Mail or overnight delivery service. Transfer requests that are made by telephone, fax or sent by same day mail or courier service will not be accepted. If you want to cancel a written Sub-Account transfer, you must also cancel it in writing by U.S. Mail or overnight delivery service. We will process the cancellation request as of the day we receive it.



We actively monitor Policy Owner's compliance with this policy. After your 20th transfer request, we will not allow you to do another Sub-Account transfer by telephone or fax. You will be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.



Each Policy Anniversary, you are allowed 20 new Sub-Account transfers by any means.



We may make changes to this policy at any time.



ABUSIVE TRANSFER POLICY -- Regardless of the number of Sub-Account transfers you have done under the 20 Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy, which is designed to respond to market timing activity observed by the underlying Funds.



Under the Abusive Transfer Policy, Hartford relies on the underlying Funds to identify a pattern or frequency of Sub-Account transfers that the underlying Fund wants Hartford to investigate. Most often, the underlying Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once an underlying Fund contacts us, Hartford runs a report that identifies all Policy Owners who transferred in or out of that underlying Fund's Sub-Account on the day or days identified by the underlying Fund. We then review the policies on that list to determine whether transfer activity of each identified policy violates our written Abusive Transfer Policy. We do not reveal the precise details of this policy to make it more difficult for abusive traders to adjust their behavior to escape detection under this procedure. We can tell you that we consider some or all of the following factors in our review:



- The dollar amount of the transfer;



- The total assets of the Funds involved in the transfer;



- The number of transfers completed in the current calendar quarter; or



- Whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.



In addition we review large trades and apply our then current written Abusive Transfer procedures. We don't reveal exactly what these procedures are because the individuals or entities which frequently transfer may just adjust their behavior to defeat this procedure. We will tell you though, that we consider some or all of the following factors in our review:



- The dollar amount of the transfer;



- The total assets of the Funds involved in the transfer;



- The number of transfers completed in the current calendar quarter; or



- Whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies.



If you meet the criteria established in our Abusive Transfer procedures, we will terminate your Sub-Account transfer privileges until your next Policy Anniversary, at which point your transfer privileges will be reinstated. Since we combine all the purchases of a particular underlying Fund for all the products through net trades, the underlying Fund is unable to identify transfers of any specific Policy Owner. As a result, there is the risk that the underlying Fund may not be able to identify abusive traders.



THIRD PARTY TRANSFER SERVICE AGREEMENTS -- If your initial Premium Payment is
$1 million or more, or if you are acting on behalf of multiple Policy Owners with aggregate Policy Values of $2 million or more, you may be required to sign a separate agreement with Hartford that includes additional restrictions on your ability to request Sub-Account transfers. Hartford is not currently requiring Policy Owners or others to sign these agreements. However, if Hartford believes that these agreements may help curb frequent transfers, or for any other reason, Hartford may, without notice, begin requiring these agreements again.



ARE THERE ANY EXCEPTIONS TO THESE POLICIES?



NO INDIVIDUAL EXCEPTIONS. Except for the exceptions listed below, Hartford does not make any exceptions to its policies restricting frequent trading. This means that if you request to be excused from any of the policies and to be permitted to engage in a Sub-Account transfer that would violate any of these policies, Hartford will refuse your request.



SOME ESTABLISHED EXCEPTIONS. You should be aware, however, that the 20 Trade Rule and the Abusive Trading Policy do not apply to all Variable Annuity Contract Owners and Policy Owners and do not apply in all circumstances, which we describe here:



- The 20 Trade Rule and the Abusive Trading Policy do not apply to a number of Contract Owners who were part of a group that sued Hartford in the 1990's for a variety of issues, including Hartford's attempt to limit their Sub-Account transfers. As a result of the settlement of this litigation, these Contract Owners have different Sub-Account transfer restrictions. With respect to these Contract Owners, we currently only have the ability to restrict transfers into certain underlying Funds and to limit the total Contract Value invested in any one

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  underlying Fund. As of December 31, 2004, the total Contract Value for this group of ContractS was approximately $115 million.



- The 20 Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of an established asset allocation program that rebalances a Contract Owner or Policy Owner's holdings on a periodic, pre-established basis according to the prior written instructions of the Contract Owner or Policy Owner or as part of a dollar cost averaging program, including the DCA Plus program. That means that transfers that occur under these programs are not counted toward the 20 transfers allowed under the 20 Transfer Rule. We don't apply the 20 Transfer Rule to programs, like asset rebalancing and dollar-cost averaging programs, that allow Sub-Account transfers on a regularly scheduled basis because the underlying Funds expect these transfers and they usually do not represent the type of Sub-Account Transfers that the underlying Funds find problematic.



Other than these exceptions, the only other exception to the 20 Transfer Rule impose more restrictive limitations than the 20 Transfer Rule.



POSSIBILITY OF UNDETECTED FREQUENT TRADING IN THE UNDERLYING FUNDS. In addition to the exceptions we have just described, you should also be aware that there may be frequent trading in the underlying Funds that Hartford is not able to detect and prevents, which we describe here:



- There is also a variable annuity that we offer that has no contingent deferred sales charge. We are aware that frequent traders have used this annuity in the past to engage in frequent Sub-Account transfers that does not violate the precise terms of the 20 Transfer Rule. We believe that we have addressed this practice by closing all the international and global funds available in the annuity. However, we cannot always tell if there is frequent trading in this product.



- These policies apply only to individuals and entities that own this policy and any subsequent or more recent versions of this policy. However, the underlying Funds that make up the Sub-Accounts of this policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all. Many of the group variable annuities or group funding agreements are offered to retirement plans, and Plan Sponsors administer their plan according to Plan documents. If these retirement plan documents have no restrictions on Sub-Account transfers, then Hartford cannot apply the 20 Trade Rule and may not be able to apply any other restriction on transfers. Hartford has been working with plan sponsors and plan administrators to ensure that any frequent transfer activity is identified and deterred. Hartford has had only limited success in this area. Frequent transfers by individuals or entities that occur in other investment or retirement products provided by Hartford could have the same abusive affect as frequent Sub-Account transfers done by Policy Owners of this policy.



HOW AM I AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?



Frequent Sub-Account transfers often result in frequent purchases and redemptions of shares of the underlying Fund. Frequent purchases and redemptions of the shares of the underlying Funds may increase your costs under this policy and may also lower your policy's overall performance. Your costs may increase because the underlying Fund will pass on any increase in fees related to the frequent purchase and redemption of the underlying Fund's stocks. There would also be administrative costs associated with these transactions.



Frequent transfers may also cause an underlying Fund to hold more cash than the underlying Fund would like to hold. A large cash position means that the underlying Fund will not be fully invested and may miss a rise in value of the securities that the Fund would have purchased. If the underlying Fund chooses not to hold a larger cash position to cover frequent transfers, then it may have to sell securities in order to meet its redemptions that would have liked to keep. Both of these measures could result in lower performance of the underlying Fund, which in turn would result in lower overall performance of your policy.



Because frequent transfers may raise the costs associated with this policy and lower performance, the effect may be a lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your Payee.



WHAT IF A PROSPECTUS FOR THE UNDERLYING FUNDS HAS DIFFERENT POLICIES AND PROCEDURES REGARDING FREQUENT TRADING?



We print the prospectus for the Policies together with the prospectuses for the underlying Funds. While the prospectuses for the underlying Funds may describe policies and procedures regarding frequent trading that may be different from those described in the Policy prospectus, the policies and procedures described in the Policy prospectus control how we administer Sub-Account transfers.



We will continue to monitor transfer activity and Hartford may modify these restrictions at any time.


CHANGES TO POLICY OR SEPARATE ACCOUNT

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your policy. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing policyholders as we determine appropriate. We may also close one or more Funds to additional payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your

HART LIFE INSURANCE COMPANY                                                   13
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interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any change, we may, by appropriate endorsement, make any changes in the policy necessary or appropriate to reflect the modification. If we decide that it is in the best interest contracts owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

SEPARATE ACCOUNT TAXES -- Currently, there is no charge for federal income taxes that may be attributable to the Separate Account. However, we reserve the right to make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

OTHER BENEFITS OF YOUR POLICY

LAST SURVIVOR POLICIES -- The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor policy involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.

- The cost of insurance charges under the last survivor policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Statement of Additional Information."

- To qualify for simplified underwriting under a last survivor policy, both Insureds must meet the simplified underwriting standards.

- For a last survivor policy to be reinstated, both Insureds must be alive on the date of reinstatement.

- The policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

- The younger Insured's attained age is used to calculate the Minimum Death Benefit to ensure that the policy continues to qualify as life insurance.

- Additional tax disclosures applicable to last survivor policies are provided in "Federal Tax Considerations."


HOW CONTRACTS ARE SOLD



The policies are sold by individuals who represent us as insurance agents and who are registered representatives of broker-dealers who have entered into sales agreements with Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker dealers. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD").



We pay compensation to broker-dealers for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the broker dealers. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.



Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your registered representative and his or her firm.



These payments are described in more detail in the Statement of Additional Information (SAI) printed with this prospectus. You may also obtain a copy of the SAI by calling 1-800-231-5453.


PREMIUMS
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APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. A policy will be issued only on the lives of Insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. If your application for a policy is rejected, then your initial premium payment will be returned along with an additional amount for interest, based on the current rate being credited by us. Other than those described in this prospectus, no change in the terms or conditions of a policy will be made without your consent. Generally, the minimum initial premium we accept is $10,000. We may accept less than $10,000 under certain circumstances.

Your policy is effective after we receive all outstanding delivery requirements and receive your initial premium. The date your policy becomes effective is called the Policy Date. This date is the date used to determine all future cyclical transactions on your policy. The Policy Date may be prior to, or the same as, the date your policy is issued ("Issue Date").

If your Coverage Amount is over then current limits established by us, we will not accept your initial premium payment with your application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of conditional receipt established by us. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, then on policy delivery we will require a sufficient payment to place the insurance in force.

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PREMIUM PAYMENTS -- You pay a single premium and, subject to restrictions, additional premiums. You may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount).

UNDERWRITING RULES OF YOUR POLICY

- Under current underwriting rules, which are subject to change, if you are between ages 35 and 80, you may be eligible for simplified underwriting without a medical examination if you meet simplified underwriting standards.

- If you are below age 35 or above age 80, or do not meet simplified underwriting eligibility, full underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines.

Your policy allows for additional premium payments so long as the additional premiums do not cause the policy to fail to meet the definition of a life insurance policy under Section 7702 of the Code. The amount and frequency of additional premium payments will affect the Cash Value and the amount and duration of insurance. We may require evidence of insurability for any additional premiums that increase the Coverage Amount. Premiums, which do not meet the tax qualification guidelines for life insurance under the Internal Revenue Code, will not be applied to your policy.

ALLOCATION OF PREMIUMS -- Within three business days of receipt of your completed application and your initial premium payment at our Individual Life Operations Center, we allocate your entire premium payment to the Money Market Sub-Account.

We will then allocate the Account Value in the Money Market Sub-Account to the Sub-Accounts according to the premium allocations you specify in your policy application. The allocation is made upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

ACCUMULATION UNITS -- The premiums you allocate to the Sub-Accounts are used to purchase Accumulation Units in such Sub-Accounts. We determine the number of Accumulation Units of each Sub-Account by dividing the amount of premium you have allocated to the Sub-Account by the accumulation unit value of that particular Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account varies to reflect the investment experience of the applicable underlying Fund. To determine the current accumulation unit value, we take the prior Valuation Day's accumulation unit value and multiply it by the Net Investment Factor for the Valuation Period then ended.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Period; divided by

- The net asset value per share of each Fund held in the Sub-Account at the beginning of the Valuation Period.

You should refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, since these determinations have a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a policy.


All valuations in connection with a policy, will be made on the date your request or payment is received by us before the close of the New York Stock Exchange on any Valuation Day at our Individual Life Operations Center. Otherwise a valuation will be made on the next date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.


ACCOUNT VALUE -- Each policy has an Account Value. There is no minimum guaranteed Account Value. A policy's Account Value equals the policy's value in all of the Sub-Accounts and any amounts in the Loan Account.

The Account Value of your policy is related to the net asset value of the Funds to which your have allocated your premiums. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units by the Accumulation Unit Value and then totaling the results for all the Sub-Accounts. The Account Value of a policy changes on a daily basis and is computed on each Valuation Day. Therefore, your Account Value varies to reflect the investment performance of the underlying Funds, the value of the Loan Account and the monthly Deduction Amounts. Amounts allocated to the Sub-Accounts are credited to your Policy on the basis of the Sub-Account value next determined after our receipt of your Net Premium Payment, transfer request, or loan repayment. We will not value Sub-Account assets on days on which the New York Stock Exchange is closed for trading.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS -- We will suspend all procedures requiring valuation (including transfers, surrenders and loans) when:

- the New York Stock Exchange is closed;

- trading on the New York Stock Exchange is restricted by the SEC;

- the SEC permits and orders postponement; or

- the SEC determines that an emergency exists to restrict valuation.

HART LIFE INSURANCE COMPANY                                                   15
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DEATH BENEFITS AND POLICY VALUES

DEATH BENEFIT -- While in force, your policy provides for the payment of the Death Proceeds to the beneficiary when the Insured under the policy dies. You must notify us in writing as soon as possible after the death of the Insured. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding.

We will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a settlement option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The Death Benefit equals the greater of:

- the Face Amount; or

- the Account Value multiplied by a specified percentage.

The percentage varies according to the attained age of the Insured and is specified in the policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount. This is illustrated in the following examples:

EXAMPLES:

                                    A          B
--------------------------------------------------------
 Face Amount                     $100,000   $100,000
--------------------------------------------------------
 Insured's Age                         40         40
--------------------------------------------------------
 Account Value on Date of Death  $ 46,500   $ 34,000
--------------------------------------------------------
 Specified Percentage                250%       250%
--------------------------------------------------------

In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

DEATH BENEFIT POLICY PROCEEDS -- Proceeds from the Death Benefit left with us remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial surrenders may be made at any time.

All or part of the Death Proceeds may be paid in cash or applied under a Settlement Option.

SETTLEMENT OPTIONS -- The surrender proceeds or Death Proceeds under your policy may be paid in a lump sum or may be applied to one of our settlement options. The minimum amount that may be applied under a settlement option is $5,000, unless we consent to a lesser amount. UNDER SETTLEMENTS OPTIONS LIFE ANNUITY, LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN AND JOINT AND LAST SURVIVOR ANNUITY, NO SURRENDER OR PARTIAL SURRENDERS ARE PERMITTED AFTER PAYMENTS START. FULL SURRENDER OR PARTIAL SURRENDERS MAY BE MADE FROM THE INTEREST INCOME SETTLEMENT OPTION, PAYMENTS FOR A DESIGNATED PERIOD SETTLEMENT OPTION OR THE DEATH BENEFIT POLICY PROCEEDS, BUT THEY ARE SUBJECT TO THE SURRENDER CHARGE, IF APPLICABLE. THERE MAY BE ADVERSE TAX CONSEQUENCES FOR PARTIAL SURRENDERS FROM PAYMENTS FOR A DESIGNATED PERIOD SETTLEMENT OPTION. PLEASE CHECK WITH YOUR TAX ADVISOR BEFORE REQUESTING A PARTIAL SURRENDER.

The following settlement options are available under your policy:

OPTION 1 -- INTEREST INCOME

This option offers payments of interest, at the rate we declare, on the amount applied under this settlement option. The interest rate will never be less than 3 1/2% per year.

OPTION 2 -- LIFE ANNUITY

Death Proceeds are used to purchase a variable annuity where we make annuity payments as long as the annuitant is living. When the annuitant dies, we stop making annuity payments. A payee would receive only one annuity payment if the annuitant dies after the first payment, two annuity payments if the annuitant dies after the second payment, and so forth.

OPTION 3 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

We make monthly annuity payments during the lifetime of the annuitant but annuity payments are at least guaranteed for a minimum of 120, 180 or 240 months, as you elect. If, at the death of the annuitant, annuity payments have been made for less than the minimum elected number of months, then the beneficiary can either receive the present value (as of the date of the annuitant's death) of the remaining payments in one sum or continue annuity payments for the remaining period certain.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make annuity payments as long as the annuitant and joint annuitant are living. When one annuitant dies, we continue to make annuity payments until that second annuitant dies. The annuitant may elect that the payment be less than the payment made during the joint lifetime of the annuitants. When choosing this option, you must decide what will happen to the annuity payments after the first annuitant dies.

Under this option, it is possible for an annuitant and joint annuitant to receive only one payment in the event of the common or simultaneous death of the annuitants prior to the date of the second payment.

OPTION 5 -- PAYMENTS FOR A DESIGNATED PERIOD

We will make annuity payments for the number of years that you select. You can select between 5 years and 30 years. Under this

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option, you may, at any time, request a full surrender and receive the Cash Surrender Value of your policy.

VARIABLE AND FIXED ANNUITY PAYMENTS -- When the settlement option you select involves an annuity, unless you specify otherwise, the surrender proceeds or Death Proceeds provide a variable annuity. Fixed annuity options are also available.

VARIABLE ANNUITY -- Your policy contains tables indicating the minimum dollar amount of the first monthly payment under a variable annuity for each $1,000 of value of a Sub-Account. Your first monthly payment varies with the annuity option chosen and specific parameters chosen by you. The policy contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table, with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The assumed investment rate is the investment return used to calculate subsequent variable annuity payments.

We determine the total first monthly variable annuity payment by multiplying the Death Proceeds (expressed in thousands of dollars) in a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the policy.

The amount of your first monthly variable annuity payment is divided by the value of an annuity unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day proceeding the day on which the payment is due. This determines the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

Level variable annuity payments would be produced if the investment rate remained constant and equal to the assumed investment rate. Payments will vary up or down as the investment rate varies up or down relative to the assumed investment rate.

FIXED ANNUITY PAYMENTS -- You will receive equal fixed annuity payments throughout the annuity payment period. We determine fixed annuity payment amounts by multiplying the amount applied to the annuity by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed payment annuity tables in your policy.

Hart Life will make any other arrangements for income payments as may be agreed on.

BENEFITS AT MATURITY -- If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the policy to us, we will pay you the Cash Surrender Value. In such case, the policy will terminate and we will have no further obligations under the policy. The Maturity Date may be extended by rider where approved, but see "Federal Tax Considerations -- Income Taxation of Policy Benefits."

CHARGES AND POLICY VALUES -- Your policy value decreases due to the deduction of policy charges. Policy value may increase or decrease depending on investment performance. Fluctuations in your Account Value may have an effect on your Death Benefit. If your policy lapses, your policy terminates and no Death Benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
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SURRENDERS -- While your policy is in force, you may, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), fully surrender your policy. Upon surrender, you receive the Cash Surrender Value determined as of the day we receive your request or the date requested by you, whichever is later. The Cash Surrender Value equals the Account Value less any Surrender Charges and any Unamortized Tax charge and all Indebtedness. We pay the Cash Surrender Value of the policy within seven days of our receipt of your written request or on the effective surrender date requested by you, whichever is later. Your policy will terminate on the date of our receipt of the written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering your policy, see "Federal Tax Considerations".

If you choose to apply the surrender proceeds to a settlement option, the Surrender Charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the Surrender Charge. However, any Unamortized Tax charge, if applicable, will be deducted from the surrender proceeds to be applied. In addition, amounts you withdraw from the Interest Income settlement option, the Payments for a Designated Period settlement option or the Death Benefit Policy Proceeds are subject to any applicable Surrender Charge.

PARTIAL SURRENDERS -- While your policy is in force, you may elect, by written request, to make partial surrenders from the Cash Surrender Value. The Cash Surrender Value, after partial surrender, must at least equal our minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial surrenders will be deducted pro rata from each Sub-Account, unless the you instruct otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial surrender. Partial surrenders in excess of the greater of 10% of premiums or 100% of Account Value less premiums paid will be subject to the Surrender Charge and any Unamortized Tax charges. For a discussion of the tax consequences of partial surrenders, see "Federal Tax Considerations".

HART LIFE INSURANCE COMPANY                                                   17
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RIGHT TO EXAMINE -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii) any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

RIGHT TO EXCHANGE -- Once the policy is in effect, it may be exchanged, during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance policy offered by us (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new policy will have, at your election, either the same Coverage Amount as under the exchanged policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged policy. If a policy loan was outstanding, the entire loan must be repaid. The exchange is subject to adjustments in payments and Account Values to reflect variances, if any, in the payments and Account Values under this policy and the new policy.

LOANS
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AVAILABILITY OF LOANS -- At any time while the policy is in force, you, without the consent of the beneficiary, (provided the designation of beneficiary is not irrevocable) may borrow against the policy by assigning it as sole security to us. Two types of cash loans are available. Any new loan taken together with any existing Indebtedness may not exceed 90% of the Cash Value. The minimum loan amount that we will allow is $25.00.

The proceeds of a loan will be delivered to you within seven business days of our receipt of the loan request.

Unless you specify otherwise, all loan amounts will be transferred pro rata basis from each Sub-Account to the Loan Account. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

If total Indebtedness equals or exceeds the Account Value of the policy on any Monthly Activity Date, we will give you written notice that, unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the policy, the policy may lapse. See "Lapse and Reinstatement."

PREFERRED LOANS -- The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the policy is considered a "Preferred Loan."

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Sub-Accounts in the same percentage as premiums are allocated. Any outstanding loan at the end of a grace period must be repaid before the policy will be reinstated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, has a permanent effect on your Account Value. This effect occurs because the investment result of each Sub-Account applies only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding Indebtedness will reduce the Death Proceeds and the Cash Surrender Value otherwise payable. For a discussion of the consequences of obtaining a loan against the policy see "Federal Tax Considerations".

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 4.0%. The annual rate for Preferred Loans is 6%.

POLICY LOAN RATES -- The loan interest rate that we will charge on all loans is 6% per annum.

LAPSE AND REINSTATEMENT
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LAPSE -- Your policy will remain in force until the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Activity Date. We will notify you of the default in writing, warning you that your policy is in danger of terminating.

GRACE PERIOD -- Your policy provides a 61-day grace period to pay an amount sufficient to cover the Deduction Amounts due. The notice will indicate the amount that must be paid.

The policy will continue through the grace period, but if no additional premium payment is made, it will terminate at the end of the grace period. If the person Insured under the policy dies during the grace period, the Death Proceeds payable under the policy will be reduced by the Deduction Amount(s) due and unpaid. See "Death Benefits and Policy Values."

18                                                   HART LIFE INSURANCE COMPANY
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REINSTATEMENT -- If your policy lapses, you may apply for reinstatement of the policy by payment of the reinstatement premium shown in the policy and any applicable charges. A request for reinstatement may be made within five years of lapse. If a loan is outstanding at the time of lapse, we require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to Hart Life.

The Account Value on the reinstatement date will reflect:

- the Cash Value at the time of termination; plus

- Net Premiums derived from premiums paid at the time of reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Policy Grace Period; plus

- the Surrender Charge at the time of reinstatement.

The surrender charge is based on the duration from the original policy date as through the policy has never lapsed.

FEDERAL TAX CONSIDERATIONS
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INTRODUCTION



The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income.



This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of a life insurance contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.



In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification requirements or falls within a potentially adverse and/or broad tax definition or tax classification (e.g., for a deferred compensation or split-dollar arrangement). In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.



THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.



TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT



The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policy.



We do not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If we incur income taxes attributable to the Separate Account or determine that such taxes will be incurred, we may assess a charge for such taxes against the Separate Account.



INCOME TAXATION OF POLICY BENEFITS -- GENERALLY



For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life

HART LIFE INSURANCE COMPANY                                                   19
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insurance Policy Owner is generally not taxed on increments in the contract value prior to a receipt of some amount from the policy, e.g., upon a partial or full surrender. Section 7702 imposes certain limits on the amounts of the premiums paid and cash value accumulations in a policy, in order for it to remain tax-qualified as a life insurance contract. We intend to monitor premium and cash value levels to assure compliance with the Section 7702 requirements.



There is some uncertainty as to the proper determination of the premium limits for purposes of section 7702 and 7702A in the case of policies involving substandard risks. We believe its method of addressing substandard risks is reasonable, but the IRS could take a contrary view. Accordingly, there is a risk that the IRS could contend that certain policies involving substandard risks fail to meet the definition of life insurance in section 7702 or should be considered modified endowment contracts.



During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the policy.



The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the policy is extended by rider, we believe that the policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.



LAST SURVIVOR POLICIES



Although we believe that the last survivor Policies are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor policy will meet the Section 7702 definition of a life insurance contract.



TAX DEFERRAL DURING ACCUMULATION PERIOD



Under existing provisions of the Code, except as described below, any increase in a Policy Owner's Account Value is generally not taxable to the Policy Owner unless amounts are received (or are deemed to be received) under the policy prior to the Insured's death. If the policy is surrendered or matures, the amount received will be includable in the Policy Owner's income to the extent that it exceeds the policy's "basis" or "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the Policy Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously under the policy to the extent such amounts received were excluded from gross income. Since this policy is a modified endowment contract, partial withdrawals (or loans or other amounts deemed to be received) from the policy constitute income to the Policy Owner for federal income tax purposes to the extent of any earnings in the policy, as described below.



MODIFIED ENDOWMENT CONTRACTS



A modified endowment contract ("MEC") is a life insurance contract that either:
(i) satisfies the definition of life insurance in Section 7702 but fails the "seven-pay" test of Section 7702A or (ii) is exchanged for a MEC. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the policy will generally be treated as a MEC for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new policy to be treated as a MEC if no additional premiums are paid.



A policy that is classified as a MEC is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income tax and increments in contract value are not subject to current income tax (prior to an actual or deemed receipt of some amount). However, if the contract is classified as a MEC, then withdrawals and other amounts received or deemed received from the contract will be treated first as withdrawals of income and then as a tax-free recovery of premium payments or other basis. Thus, withdrawals will be includable in income to the extent the contract value exceeds the unrecovered basis. Also, the income portion of any amount received or deemed received prior to age 59 1/2 is subject to an additional 10% penalty tax, with certain exceptions. The amount of any loan (including unpaid interest thereon) under the contract will be treated as an amount received from the contract for income tax and additional 10% penalty tax purposes. In addition, if the policy owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), then such portion will be treated as an amount received from the contract for tax purposes. The policy owner's basis in the contract is increased by the amount includable in income with respect to such assignment, pledge or loan, though it is not affected by any other aspect of the assignment, pledge or loan (including its release or repayment).



All MEC policies that are issued in the same calendar year to the same policy owner by the same insurer (or its affiliates) are treated as one MEC policy for the purpose of determining the taxable portion of any loan or other amount received or deemed received that is subject to ordinary income tax or the 10% penalty tax. The adverse income tax (and 10% penalty tax)

20                                                   HART LIFE INSURANCE COMPANY
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treatment of loans or other amounts received or deemed received from a MEC affects not only those amounts received or deemed received after the date on which a policy first becomes a MEC, but also those amounts received or deemed received in anticipation of the policy becoming a MEC. Amounts received or deemed received during the 2 years prior to such initial MEC date are automatically treated as amounts received in anticipation of MEC status.



Before assigning, pledging, or requesting a loan or other amount to be received under a policy that is a MEC, a policy owner should consult a qualified tax adviser.



ESTATE GIFT AND GENERATION SKIPPING TRANSFER TAXES



ESTATE TAX -- GENERALLY



When the Insured dies, the Death Proceeds will generally be includable in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the policy. If the Policy Owner was not the last surviving Insured, the fair market value of the policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includable in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.



GENERATION SKIPPING TRANSFER TAX



Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.



DIVERSIFICATION REQUIREMENTS



The Code requires that investments supporting your policy be adequately diversified. Code Section 817(h) provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.



The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:



- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.



We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.



OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT



In order for a variable life insurance contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.



For instance, the IRS in Rev. Rul. 2003-92 reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract).

HART LIFE INSURANCE COMPANY                                                   21
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More specifically, Rev. Rul. 2003-92 extended this "public availability" doctrine to interests in a non-registered limited partnership that are not publicly traded but are available directly to qualified buyers through private placements (as well as through variable contracts), holding that such limited partnership interests should be treated as owned directly by a variable contract owner (and not by the insurer). By contrast, where such limited partnership interests are available exclusively through the purchase of a variable insurance contract, Rev. Rul. 2003-92 held that such investment assets should be treated as owned by the insurer (and not by the contract owner). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts.



The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the underlying fund assets. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.



FEDERAL INCOME TAX WITHHOLDING



If any amounts are (or are deemed to be) current taxable income to the Policy Owner, such amounts will be generally subject to federal income tax withholding and reporting, pursuant to the Code.



NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES



If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the
Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.



LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS



The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal income withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.


LEGAL PROCEEDINGS
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There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Hartford, which includes Hartford Life Insurance Company and its affiliates, has received requests for information and subpoenas from the Securities and Exchange Commission ("SEC"), subpoenas from the New York Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues.



The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The funds are available for purchase by the separate accounts of different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between sub-accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity products, The Hartford's ability to restrict transfers by these owners is limited. The SEC's Division of Enforcement also is investigating aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003. The Hartford also has received a subpoena from the New York Attorney General's Office requesting information related to the Company's group annuity products. The Hartford continues to cooperate fully with the SEC, the New York Attorney General's Office and other regulatory agencies.



To date, neither the SEC's and New York Attorney General's market timing investigation nor the SEC's directed brokerage

22                                                   HART LIFE INSURANCE COMPANY
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investigation has resulted in either regulator initiating any formal action against The Hartford Financial Services Group, Inc. ("The Hartford"). However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The potential timing of any such action is difficult to predict. Based on The Hartford's discussions with the SEC and the New York Attorney General's Office and its own analysis, Hartford Life, Inc. ("Hartford Life"), an indirect subsidiary of The Hartford, recorded a charge of $66 million to establish a reserve for these matters during the first quarter of 2005. This reserve is an estimate; in view of the uncertainties regarding the timing and outcome of any payments relating to these types of regulatory investigations, as well as the tax-deductibility, if any, and any potential deferred acquisition cost effects (though no deferred acquisition cost effects are included in this estimate) that may be applicable, it is possible that the ultimate cost to Hartford Life of these matters may exceed or be below the reserve amount, perhaps by a significant amount. It is reasonably possible that the Company, an indirect subsidiary of Hartford Life, may ultimately be liable for all or a portion of the ultimate cost to Hartford Life. However, the ultimate liability of the Company, if any, is not reasonably estimable at this time.



In addition, The Hartford has been served with five putative national class actions, now consolidated into a single putative class action, IN RE HARTFORD MUTUAL FUNDS FEE LITIGATION, which is currently pending before the United States District Court for the District of Connecticut. In the consolidated amended complaint in this action, filed on October 20, 2004, plaintiffs make "direct claims" on behalf of investors in The Hartford's Retail Funds and "derivative claims" on behalf of the Retail Funds themselves. Plaintiffs (including Linda Smith, the lead plaintiff) allege that excessive or inadequately disclosed fees were charged to investors in the Retail Funds, that certain fees were used for improper purposes, and that undisclosed, improper, or excessive payments were made to brokers, including in the form of directed brokerage. Plaintiffs are seeking compensatory and punitive damages in an undetermined amount; rescission of the Retail Funds' investment advisory contracts, including recovery of all fees which would otherwise apply and recovery of fees paid; an accounting of all Retail Fund related fees, commissions, directed brokerage and soft dollar payments; and restitution of all allegedly unlawfully or discriminatorily obtained fees and charges. Defendants have moved to dismiss the consolidated amended complaint in this action. The defendants in this case include various Hartford entities, Wellington Management, The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., the Retail Funds themselves and the directors of the Retail Funds, who also serve as directors of the funds. This litigation is not expected to result in a material adverse effect on the separate accounts or on the HLS funds that serve as underlying investments for those accounts.


OTHER MATTERS
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FINANCIAL STATEMENTS


You can find financial statements of Hart in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative, or call us at 1-800-231-5453.

HART LIFE INSURANCE COMPANY                                                   23
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GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of the Sub-Accounts plus the value of the Loan Account under the policy.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial surrender that is not subject to the Surrender Charge. This amount in any Policy Year is the greater of 10% of premiums or 100% of your Account Value minus premiums paid.

ANNUITY UNIT: A unit of measure we use to calculate the amount of annuity payments.

CASH SURRENDER VALUE: The policy's Cash Value minus all Indebtedness.

CASH VALUE: The policy's Account Value minus any Surrender Charge and any Unamortized Tax charge due upon surrender.

CODE: The Internal Revenue Code of 1986, as amended.

COVERAGE AMOUNT: The Death Benefit less the Account Value.

DEATH BENEFIT: The greater of (1) the Face Amount specified in the policy or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the policy.

DEATH PROCEEDS: The amount that we will pay on the death of the Insured. This equals the Death Benefit minus any Indebtedness.

DEDUCTION AMOUNT: A charge on the Policy Date and on each Monthly Activity Date for the cost of insurance, Tax Expense charges under Option 1, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the policy's Specifications page. Thereafter, the Face Amount is reduced in proportion to any partial surrenders.

HART LIFE, WE OR US: Hart Life Insurance Company.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: Monies you owe us, including all outstanding loans on the policy, any interest due or accrued and any unpaid Deduction Amount or annual maintenance fee arising during a grace period.

INSURED: The person on whose life the policy is issued.

ISSUE AGE: As of the Policy Date, the Insured's age on Insured's last birthday.

LOAN ACCOUNT: An account in our general account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which any deductions or charges are subtracted from Account Value of your policy. Monthly Activity Dates occur on the same day of the month as the Policy Anniversary.

POLICY ANNIVERSARY: The yearly anniversary of the Policy Date.

POLICY DATE: The issue date of the policy.

POLICY LOAN RATE: The interest rate charged on policy loans.

POLICY OWNER OR YOU: The owner of the policy.

POLICY YEAR: The twelve months between Policy Anniversaries.

SUB-ACCOUNT VALUE: The current value of the Sub-Accounts.

SURRENDER CHARGE: A charge which may be assessed upon surrender of the policy or partial surrenders in excess of the Annual Withdrawal Amount.

VALUATION DAY: The date on which the Sub-Account is valued. The Valuation Day is every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

24                                                   HART LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

APPENDIX A
SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW YORK

If the policy is purchased in the State of New York, the following provisions of the Prospectus are amended as follows:

In the Glossary of Special Terms section of the Prospectus, the definition of Account Value is deleted and the following definition is substituted:

ACCOUNT VALUE -- The current value of Accumulation Units plus the value of the Loan Account under the policy. In the case of a Policy Owner who purchases the policy in the State of New York (the "New York Policy Owner") and who elects to transfer into the Fixed Accumulation Feature, Account Value is the current value of the Fixed Accumulation Feature plus the value of the Loan Account under the policy.

The following definition is added:

FIXED ACCUMULATION FEATURE: -- Part of the General Account of Hart Life to which a New York Policy Owner may allocate the entire Account Value.

The definition of Loan Account is deleted and the following definition is substituted:

LOAN ACCOUNT: -- An account in Hart Life's General Account, established for any amounts transferred from the Sub-Accounts or, if a New York Policy Owner, from the Fixed Accumulation Feature for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

The following is added to the Prospectus as a separate section following the section entitled "Separate Account Two":

THE FIXED ACCUMULATION FEATURE

THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCUMULATION FEATURE NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

Under the circumstances described under the heading "Transfer of Entire Account Value to the Fixed Accumulation Feature." New York Policy Owners may transfer no less than the entire Account Value to the Fixed Accumulation Feature. Account Value transferred to the Fixed Accumulation Feature becomes part of the general assets of Hart Life. Hart Life invests the assets of the General Account in accordance with applicable laws governing the investment of insurance company general accounts.

Hart Life currently credits interest to the Account Value transferred to the Fixed Accumulation Feature under the policy at the Minimum Credited Rate of 3% per year, compounded annually. Hart Life reserves the right to credit a lower minimum interest rate according to state law. Hart Life may also credit interest at rates greater than the minimum Fixed Accumulation Feature interest rate. There is no specific formula for determining the interest credited to the Account Value in the Fixed Accumulation Feature.

The following language is added to the section of the Prospectus entitled "Charges and Deductions -- Administrative Charge":

No Administrative Charge is deducted from Sub-Account Value in the Fixed Accumulation Feature.

The following language is added to the section of the Prospectus entitled "Charges and Deductions -- Mortality and Expense Risk Charge":

No Mortality and Expense Risk Charge is deducted from Sub-Account Value in the Fixed Accumulation Feature.

The following separate sections are added to the section of the Prospectus entitled "Your Policy":

TRANSFER OF ENTIRE ACCOUNT VALUE TO THE FIXED ACCUMULATION FEATURE

New York Policy Owners may transfer no less than the entire Account Value into the Fixed Accumulation Feature under the following circumstances: (i) during the first 18 months following the Date of Issue, (ii) within 30 days following a Policy Anniversary, or (iii) within 60 days following the effective date of a material change in the investment policy of the Separate Account which the New York Policy Owner objects to.

A TRANSFER TO THE FIXED ACCUMULATION FEATURE MUST BE FOR THE ENTIRE ACCOUNT VALUE AND ONCE THE ACCOUNT VALUE HAS BEEN TRANSFERRED TO THE FIXED ACCUMULATION FEATURE, IT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BACK TO THE SEPARATE ACCOUNT.

For New York Policy Owners who elect to invest in the Fixed Accumulation Feature, Hart Life will transfer the entire Account Value from the Separate Account to the Fixed Accumulation Feature on the Monthly Activity Date next following the date on which Hart Life received the transfer request. The Account Value in the Fixed Accumulation Feature on the date of transfer equals the entire Account Value; plus the value of the Loan Account; minus the Monthly Deduction Amount applicable to

HART LIFE INSURANCE COMPANY                                                   25
--------------------------------------------------------------------------------
the Fixed Accumulation Feature and minus the Annual Maintenance Fee, if applicable. On each subsequent Monthly Activity Date, the Account Value in the Fixed Accumulation Feature equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus interest credited since the last Monthly Activity Date; minus the Monthly Deduction Amount applicable to the Fixed Accumulation Feature; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Deduction Date. On each Valuation Date (other than a Monthly Activity Date), the Account Value of the Fixed Accumulation Feature equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus any interest credited since the last Monthly Activity Date; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Activity Date.

DEFERRED PAYMENTS

Hart Life reserves the right to defer payment of any Cash Surrender Values and loan amounts which are attributable to the Fixed Accumulation Feature for up to six months from the date of request. If payment is deferred for more than ten days, Hart Life will pay interest at the Fixed Accumulation Feature Minimum Credited Interest Rate.

26                                                   HART LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

WHERE YOU CAN FIND MORE INFORMATION

You can call us at 1-800-231-5453 to ask us questions, or to receive a copy of the Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission. You should read the Statement of Additional Information because you are bound by the terms contained in it.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, DC 20549-0102. Please call the SEC at 202-942-8090 for further information. Our SEC filings are also available to the public at the SEC's web site at http://www.sec.gov.

811-09047

                                    PART B

HART LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION
HART LIFE INSURANCE COMPANY VARIABLE LIFE INSURANCE
SEPARATE ACCOUNT TWO
HART LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1-800-231-5453.


DATE OF PROSPECTUS: MAY 2, 2005
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 2, 2005

2                                                    HART LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GENERAL INFORMATION AND HISTORY                                          3
 ----------------------------------------------------------------------------
 SERVICES                                                                 3
 ----------------------------------------------------------------------------
 EXPERTS                                                                  3
 ----------------------------------------------------------------------------
 DISTRIBUTION OF THE POLICIES                                             3
 ----------------------------------------------------------------------------
 ADDITIONAL INFORMATION ABOUT CHARGES                                     4
 ----------------------------------------------------------------------------
 PERFORMANCE DATA                                                         4
 ----------------------------------------------------------------------------
 FINANCIAL STATEMENTS                                                    SA-1
 ----------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
--------------------------------------------------------------------------------

GENERAL INFORMATION AND HISTORY

Hart Life Insurance Company ("Hart Life") (formerly known as Alpine Life Insurance Company) is a stock life insurance company engaged in the business of writing life insurance in all states of the United States and the District of Columbia. Hart Life was originally incorporated under the laws of New Jersey on July 9, 1965. Hart Life will be redomesticated to the State of Connecticut. Its offices are located in Simsbury, CT; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hart Life is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

Hart Life Insurance Company is controlled by Hartford Life & Accident Insurance Company, which is controlled by Hartford Life Inc., which is controlled by Hartford Accident & Indemnity Company, which is controlled by Hartford Fire Insurance Company, which is controlled by Nutmeg Insurance Company, which is controlled by The Hartford Financial Services Group, Inc. Each of these companies is engaged in the business of insurance and financial services.

SEPARATE ACCOUNT TWO was established as a separate account under Connecticut law on September 1, 1998. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
--------------------------------------------------------------------------------

SAFEKEEPING OF ASSETS -- The assets of the Separate Account are held by Hart Life. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hart Life. Hart Life maintains records of all purchases and redemptions of shares of the Fund.

EXPERTS
--------------------------------------------------------------------------------


The statutory basis balance sheets of Hart Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related statutory basis statements of operations, changes in capital and surplus and cash flows for the two years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 25, 2005 which is included in this Statement of Additional Information and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the policies issued with respect to the Separate Account. HSD is controlled by Hartford and is located at the same address as Hartford. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Hartford has paid no underwriting commissions to HSD for its role as Principal Underwriter.



The policies are sold by individuals who represent us as insurance agents and who are registered representatives ("Sales Representatives") of broker-dealers who have entered into sales agreements with Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker dealers. HESCO is controlled by Hartford and is located at the same address as Hartford. HESCO is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD.



We pay compensation to broker-dealers, financial institutions and other parties ("Financial Intermediaries") for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.



The maximum sales commission payable to Hartford agents, independent registered brokers, and other registered broker-dealers is 7.0% of the initial and subsequent premiums.



Your Sales Representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Hartford is not involved in determining the compensation of your Sales Representative. That compensation arrangement may present its own incentives or conflicts. You may ask your Sales Representative how he/she will personally be compensated for the transaction.

4                                                    HART LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT CHARGES

UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Generally, the minimum initial premium we accept is $10,000. A policy will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.

COST OF INSURANCE CHARGE -- The cost of insurance charge covers Hart Life's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. The guaranteed cost of insurance charge is a guaranteed maximum monthly rate, multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. A table of guaranteed maximum cost of insurance rates per $1,000 will be included in each Policy; however, Hart Life reserves the right to use rates less than those shown in the Table. For standard risks that require full underwriting, the guaranteed maximum cost of insurance rate is 100% of the 1980 Commissioner's Standard Ordinary Smoker/Nonsmoker Sex Distinct Age Last Birthday Mortality Table (1980 CSO Table). For standard risks eligible for simplified underwriting, the guaranteed cost of insurance rate is 125% of the 1980 CSO table through age 90, grading to 100% of the 1980 CSO Table at age 100. Substandard risks will be assessed a higher guaranteed maximum cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Unisex rates may be required in some states.

PERFORMANCE DATA
--------------------------------------------------------------------------------

Hart Life may advertise the performance history of the underlying Funds of the policy. Performance history is based on the Funds' past performance only and is no indication of future performance.

The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.

HART LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT
FINANCIAL STATEMENTS -- STATUTORY BASIS

As of December 31, 2004 and 2003 and for the Years Ended December 31, 2004, 2003 and 2002

                          HART LIFE INSURANCE COMPANY

                                    CONTENTS
                                  -----------

                                                              Page:
                                                              -----
Independent Auditors' Report                                   F-2

Financial Statements (Statutory Basis)

    Admitted Assets, Liabilities and Surplus                   F-3

    Statements of Operations                                   F-4

    Statements of Changes in Capital and Surplus               F-5

    Statements of Cash Flows                                   F-6

    Notes to Financial Statements                              F-7

                          INDEPENDENT AUDITORS' REPORT
                     -------------------------------------

To the Board of Directors
of Hart Life Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory basis statements of admitted assets, liabilities and surplus of Hart Life Insurance Company (the "Company") as of December 31, 2004 and 2003, and the related statutory basis statements of operations, changes in capital and surplus and of cash flows for the years ended December 31, 2004, 2003 and 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, and such practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2004 or 2003, or the results of its operations or its cash flows for the years ended
December 31, 2004, 2003 or 2002.

However, in our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended December 31, 2004, 2003 and 2002, on the basis of accounting described in Note 2.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 25, 2005

                          HART LIFE INSURANCE COMPANY
                    ADMITTED ASSETS, LIABILITIES AND SURPLUS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                                           AS OF DECEMBER 31,
                                                              ---------------------------------------------
                                                                     2004                      2003
                                                              ---------------------------------------------
ADMITTED ASSETS
  Bonds                                                             $ 8,839                   $10,403
  Cash and short-term investments                                     2,217                     1,323
                                                              ---------------------------------------------
                              TOTAL CASH AND INVESTED ASSETS         11,056                    11,726
                                                              ---------------------------------------------
  Investment income due and accrued                                      62                       118
  Deferred tax asset                                                     57                        57
  Federal income tax receivable                                         109                        79
  Other assets                                                            4                         3
                                                              ---------------------------------------------
                                       TOTAL ADMITTED ASSETS        $11,288                   $11,983
                                                              ---------------------------------------------
LIABILITIES
  Payables to affiliates                                            $     2                   $     4
  Asset valuation reserve                                                 2                        --
  Interest maintenance reserve                                           17                        --
  Other liabilities                                                       2                         2
                                                              ---------------------------------------------
                                           TOTAL LIABILITIES             23                         6
                                                              ---------------------------------------------
CAPITAL AND SURPLUS
  Common stock -- 10,000 shares issued, authorized and
   outstanding                                                        2,500                     2,500
  Gross paid-in and contributed surplus                               6,203                     6,203
  Unassigned funds                                                    2,562                     3,274
                                                              ---------------------------------------------
                                   TOTAL CAPITAL AND SURPLUS         11,265                    11,977
                                                              ---------------------------------------------
                      TOTAL LIABILITIES, CAPITAL AND SURPLUS        $11,288                   $11,983
                                                              ---------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                          HART LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                                                    FOR THE YEARS ENDED
                                                                                       DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                                 2004                      2003                      2002
                                                          -----------------------------------------------------------------------
REVENUES
  Net investment income                                          $327                      $396                      $512
  Other revenue                                                     2                        --                        58
                                                          -----------------------------------------------------------------------
                                           TOTAL REVENUES         329                       396                       570
                                                          -----------------------------------------------------------------------
BENEFITS AND EXPENSES
  General insurance and other expenses                             --                        --                        (4)
  Insurance taxes, licenses and fees                               60                        63                        54
                                                          -----------------------------------------------------------------------
                              TOTAL BENEFITS AND EXPENSES          60                        63                        50
                                                          -----------------------------------------------------------------------
  Net gain from operations before federal income tax
   expense                                                        269                       333                       520
  Federal income tax expense                                       33                        82                       114
                                                          -----------------------------------------------------------------------
                                               NET INCOME        $236                      $251                      $406
                                                          -----------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                          HART LIFE INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                                               FOR THE YEARS ENDED DECEMBER
                                                                                            31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                 2004                      2003                      2002
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 10,000 SHARES ISSUED, AUTHORIZED AND
 OUTSTANDING,
                                                          -----------------------------------------------------------------------
  Beginning and end of year                                     $ 2,500                   $ 2,500                   $ 2,500
                                                          -----------------------------------------------------------------------
GROSS PAID-IN AND CONTRIBUTED SURPLUS,
                                                          -----------------------------------------------------------------------
  Beginning and end of year                                       6,203                     6,203                     6,203
                                                          -----------------------------------------------------------------------
UNASSIGNED FUNDS
  Balance, beginning of year                                      3,274                     3,022                     2,615

  Net income                                                        236                       251                       406
  Change in net deferred income taxes                               (60)                      (34)                      (66)
  Change in non-admitted assets                                      61                        35                        66
  Dividends to stockholders                                        (947)                       --                        --
  Change in asset valuation reserve                                  (2)                       --                         1
                                                          -----------------------------------------------------------------------
                                    BALANCE, END OF YEAR          2,562                     3,274                     3,022
                                                          -----------------------------------------------------------------------
CAPITAL AND SURPLUS
                                                          -----------------------------------------------------------------------
  End of year                                                   $11,265                   $11,977                   $11,725
                                                          -----------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

                          HART LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                                 (IN THOUSANDS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
--------------------------------------------------------------------------------------------
                                                                2004       2003       2002
--------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Net investment income                                        $  450    $   434    $   474
  Other income                                                     --         --         58
                                                              ------------------------------
    Total income                                                  450        434        532
                                                              ------------------------------
  Federal income tax payments                                      74        107        116
  Other expenses                                                   58         60         56
                                                              ------------------------------
    Total benefits and expenses                                   132        167        172
                                                              ------------------------------
                   NET CASH PROVIDED BY OPERATING ACTIVITIES      318        267        360
                                                              ------------------------------
INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD AND MATURED
  Bonds                                                         4,836      2,445      7,871
  Other                                                            --         50         --
                                                              ------------------------------
    Net investment proceeds                                     4,836      2,495      7,871
                                                              ------------------------------
  COST OF INVESTMENTS ACQUIRED
  Bonds                                                         3,310      3,644     10,250
  Other investments                                                --         --         50
                                                              ------------------------------
    Net investments acquired                                    3,310      3,644     10,300
                                                              ------------------------------
          NET CASH PROVIDED BY (USED FOR) INVESTING CCTIVITY    1,526     (1,149)    (2,429)
                                                              ------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
  Dividends paid                                                 (947)        --         --
  Net other cash used                                              (3)       (39)       (18)
                                                              ------------------------------
                             NET CASH USED FOR FINANCING AND
                                    MISCELLANEOUS ACTIVITIES     (950)       (39)       (18)
                                                              ------------------------------
  Net (decrease) increase in cash and short-term investments      894       (921)    (2,087)
  Cash and Short-Term Investments, Beginning of Year            1,323      2,244      4,331
                                                              ------------------------------
                CASH AND SHORT-TERM INVESTMENTS, END OF YEAR   $2,217    $ 1,323    $ 2,244
                                                              ------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS.

HART LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 -----------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

Hart Life Insurance Company ("Hart Life" or the "Company") is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a direct subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford"). Hart Life is licensed in several states to sponsor variable and fixed annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The accompanying statutory basis financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

Current prescribed statutory accounting practices include the adoption of the NAIC's codified ACCOUNTING PRACTICES AND PROCEDURES manual, effective
January 1, 2001, as well as current state laws and regulations. Permitted statutory accounting practices encompass accounting practices approved by the state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

STATUTORY ACCOUNTING VERSUS ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES ("GAAP")

Statutory accounting practices and GAAP differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements, which are charged to expense when incurred for statutory purposes rather than capitalized and amortized on a pro-rata basis over the expected life and gross profit stream of the policies for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at market value;

(4) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the admitted assets, liabilities and surplus statement for statutory purposes by directly charging surplus;

(5) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas, for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(6) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(7) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(8) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

(9) for statutory purposes separate account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of separate account assets, less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis admitted assets, liabilities and surplus statement, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities must meet specific conditions to qualify as a separate account asset or liability. Amounts reported for separate accounts assets and liabilities are based upon the fair value of the underlying assets;

(10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires stand-alone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;
(11) deferred income taxes, which provide for statutory/ tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences and are charged as a component of net income;
(12) comprehensive income and its components are not presented in statutory financial statements;

(13) for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP accounting derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder's Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

(14) embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted and reported separately.

As of and for the years ended December 31, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                                                      2004          2003          2002
                                                                     -----------------------------------
GAAP net income                                                      $   193       $   221       $   335
Deferred taxes                                                            60            36            66
Other, net                                                               (17)           (6)            5
                                                                     -----------------------------------
                                        STATUTORY NET INCOME         $   236       $   251       $   406
                                                                     -----------------------------------

GAAP stockholder's equity                                            $11,509       $12,415       $12,316
Deferred taxes                                                          (231)         (210)         (183)
Unrealized losses on bonds                                                 5          (229)         (408)
Other, net                                                               (18)            1            --
                                                                     -----------------------------------
                               STATUTORY CAPITAL AND SURPLUS         $11,265       $11,977       $11,725
                                                                     -----------------------------------

AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT TYPE CONTRACTS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 5.5% to 8.75% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 2004 (including general and separate account liabilities) is as follows:

                                                                                  % of
Subject to discretionary withdrawal:                                 Amount       Total
                                                                     ------------------
At book value without adjustment (minimal or no charge or
 adjustment)                                                          $877        100.0%
Not subject to discretionary withdrawal                                 --           --
                                                                     ------------------
                                                TOTAL, GROSS           877        100.0%
Reinsurance ceded                                                      877
                                                                     ------------------
                                                  TOTAL, NET          $ --
                                                                     ------------------

INVESTMENTS

Investments in bonds are carried at amortized cost except for those securities that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO"), which are carried at the appropriate SVO published value. Short-term investments are stated at amortized cost, which approximates fair value.

The Company's accounting policy requires that a decline in the value of a bond below its amortized cost basis be assessed to determine if the decline is other than temporary. If the decline in value of a bond is other than temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security. The fair value of the impaired investment becomes its new cost basis.

The Company has a security monitoring process comprised of a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, are subjected to an enhanced analysis on a quarterly basis. The primary factors considered in evaluating whether a decline in value is other than temporary include: (a) the length of time and the extent to which the fair value has been less than cost, (b) the financial conditions and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments, and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery. Furthermore, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for further other than temporary impairments on an ongoing basis.

Investment income consists of bond interest. Interest income from including any associated premium or discount is accrued on a constant effective yield basis. The accrual of income is suspended for bonds that are in default or when the receipt of interest payments is in doubt.

Due and accrued investment income with amounts over 90 days past due is non-admitted. There was no investment income due and accrued excluded from surplus at December 31, 2004 and 2003.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances as of December 31, 2004 and 2003 were $2 and $0, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the original term of the bond. The IMR balances as of December 31, 2004 and 2003 were a liability balance of $17 and an asset balance of $1, respectively, and the asset balance is reflected as non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. Realized capital gains and losses, net of taxes, not included in IMR is reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis. The Company had no significant net realized capital gains (losses) for the years ended December 31, 2004, 2003 or 2002.

3. INVESTMENTS:

For the years ended December 31,

(a) COMPONENTS OF NET INVESTMENT INCOME

                                                                   2004        2003       2002
                                                                   ----------------------------
Gross investment income from bonds and short-term
 investments                                                       $ 337       $405       $ 520
Less: Investment expenses                                             10          9           8
                                                                   ----------------------------
                                       NET INVESTMENT INCOME       $ 327       $396       $ 512
                                                                   ----------------------------

(b) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                                   2004        2003       2002
                                                                   ----------------------------
Gross unrealized capital gains                                     $  66       $230       $ 159
Gross unrealized capital losses                                      (71)        --          --
                                                                   ----------------------------
Net unrealized capital gains (losses)                                 (5)       230         159
Balance, beginning of year                                           230        159         303
                                                                   ----------------------------
    CHANGE IN NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS
                                  AND SHORT-TERM INVESTMENTS       $(235)      $ 71       $(144)
                                                                   ----------------------------

Sales of bonds and short-term investments for the years ended December 31, 2004, 2003, and 2002 resulted in proceeds of $3,357, $1,319, and $4,027, respectively, and gross realized capital gains of $31, $0, and $0, respectively, before transfers to the IMR

(c) COMPONENTS OF NET REALIZED CAPITAL (LOSSES) GAINS

                                                                   2004        2003       2002
                                                                   ----------------------------
Bonds                                                              $  31       $ --       $  --
                                                                   ----------------------------
Realized capital gains                                                31         --          --
Capital gains tax                                                     11         --          --
                                                                   ----------------------------
Net realized capital gains                                            20         --          --
Less: Amount transferred to the IMR                                   20         --          --
                                                                   ----------------------------
                         NET REALIZED CAPITAL GAINS (LOSSES)       $  --       $ --       $  --
                                                                   ----------------------------

(d) DERIVATIVE INVESTMENTS

The Company had no significant derivative holdings as of December 31, 2004 or 2003.

(e) CONCENTRATION OF CREDIT RISK

Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 2004 and 2003.

(f) BONDS AND SHORT-TERM INVESTMENTS BY CLASSIFICATION

                                                                              December 31, 2004
                                                         -----------------------------------------------------------
                                                                           Gross            Gross          Estimated
                                                         Statement       Unrealized       Unrealized         Fair
                                                           Value           Gains            Losses           Value
                                                         -----------------------------------------------------------
U.S. Government and government agencies and
 authorities:
  --Guaranteed and sponsored                              $ 8,839           $ 66             $(71)          $ 8,834
Short-term investments                                      2,200             --               --             2,200
                                                         -----------------------------------------------------------
            TOTAL BONDS AND SHORT-TERM INVESTMENTS        $11,039           $ 66             $(71)          $11,034
                                                         -----------------------------------------------------------

                                                                              December 31, 2003
                                                         -----------------------------------------------------------
                                                                           Gross            Gross          Estimated
                                                         Statement       Unrealized       Unrealized         Fair
                                                           Value           Gains            Losses           Value
                                                         -----------------------------------------------------------
U.S. Government and government agencies and
 authorities:
  --Guaranteed and sponsored                              $10,403           $230             $ --           $10,633
Short-term investments                                      1,255             --               --             1,255
                                                         -----------------------------------------------------------
            TOTAL BONDS AND SHORT-TERM INVESTMENTS        $11,658           $230             $ --           $11,888
                                                         -----------------------------------------------------------

The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 2004 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or repayment provisions.

                                                           Statement
                                                             Value         Fair Value
                                                           --------------------------
MATURITY
One year or less                                            $ 2,200         $ 2,200
Over one year through five years                              8,839           8,834
                                                           --------------------------
                                             TOTAL          $11,039         $11,034
                                                           --------------------------

Bonds with a carrying value of $7,537 and $7,028 as of December 31, 2004 and 2003, respectively, were on deposit with various regulatory authorities as required.

(g) REPURCHASE AGREEMENTS

For repurchase agreements, Company policies require a minimum of 102% of the fair value of securities purchased under repurchase agreements to be maintained as collateral. Cash collateral received is invested in short-term investments and the offsetting collateral liability is included in other liabilities.

The Company had no repurchase agreements as of December 31, 2004 or 2003.

(h) FAIR VALUE OF FINANCIAL INSTRUMENTS ADMITTED ASSETS, LIABILITIES AND SURPLUS STATEMENT ITEMS

The carrying amount and fair value of the Company's financial instruments at December 31, 2004 and 2003 were as follows:

                                                                  2004                              2003
                                                        -----------------------------------------------------------
                                                        Carrying                          Carrying
                                                         Amount        Fair Value          Amount        Fair Value
                                                        -----------------------------------------------------------
ASSETS
  Bonds and short-term investments                      $11,039         $11,034           $11,658         $11,888
                                                        -----------------------------------------------------------

The estimated fair value of bonds and short-term investments was determined by the Company primarily using NAIC market values.

4. INCOME TAXES:

(a) The components of the net deferred tax asset/(liability) are as follows:

                                                              December 31,       December 31,
                                                                  2004               2003
                                                              -------------------------------
Total of all deferred tax assets (admitted and non-admitted)      $289               $346
Total of all deferred tax liabilities                              (26)               (23)
                                                              -------------------------------
Net deferred assets (admitted and non-admitted)                    263                323
Net admitted deferred asset                                         57                 57
                                                              -------------------------------
Total deferred tax assets non-admitted                            $206               $266
                                                              -------------------------------
Decrease in deferred taxes non-admitted                           $(60)
                                                              -------------------------------

(b) Deferred tax liabilities are not recognized for the following amounts:

NONE

(c) The components of incurred income tax expense and the change in deferred tax assets and deferred tax liabilities are as follows:

                                                                     2004       2003       2002
                                                                     --------------------------
Federal                                                              $33        $82        $114
Federal income taxes on net capital gains                             11         --          --
                                                                     --------------------------
                               CURRENT INCOME TAXES INCURRED         $44        $82        $114
                                                                     --------------------------

The changes in the main components of deferred tax assets and deferred tax liabilities are as follows:

Deferred tax assets resulting from book/tax difference:

                                                                December 31,       December 31,
                                                                    2004               2003           Change
                                                                --------------------------------------------
Amortization of goodwill                                            $288               $345            $(57)
Bonds                                                                  1                  1              --
                                                                --------------------------------------------
                              TOTAL DEFERRED TAX ASSETS             $289               $346            $(57)
                                                                --------------------------------------------
                       DEFERRED TAX ASSETS NON-ADMITTED             $206               $266            $(60)
                                                                --------------------------------------------

Deferred tax liabilities resulting from book/tax difference:

                                                                December 31,       December 31,
                                                                    2004               2003           Change
                                                                --------------------------------------------
Bonds                                                               $(22)              $(23)           $ 1
NOL Benefit Disallowed                                                (4)                --             (4)
                                                                --------------------------------------------
                         TOTAL DEFERRED TAX LIABILITIES             $(26)              $(23)           $(3)
                                                                --------------------------------------------

                                                                December 31,       December 31,
                                                                    2004               2003           Change
                                                                --------------------------------------------
Total deferred tax assets                                           $289               $346            $(57)
Total deferred tax liabilities                                       (26)               (23)             (3)
                                                                --------------------------------------------
Net deferred tax asset (liability)                                  $263               $323            $(60)
                                                                --------------------------------------------
Change in net deferred income tax                                                                      $(60)
                                                                --------------------------------------------

(d) The Company's income tax expense and change in deferred tax assets and deferred tax liabilities differs from the amount obtained by applying the federal statutory rate of 35% to the Net Gain from Operations for the following reasons:

                                                      Effective                  Effective                   Effective
                                                         Tax                        Tax                         Tax
                                            2004        Rate            2003       Rate            2002        Rate
                                          ----------------------------------------------------------------------------
Provision computed at statutory
 rate                                     $      98      35.0%        $    117      35.0%        $     180      35.0%
Other                                             6       2.4%              --        --                --        --
                                          ----------------------------------------------------------------------------
                            TOTAL         $     104      37.4%        $    117      35.0%        $     180      35.0%
                                          ----------------------------------------------------------------------------

                                                      Effective                  Effective                   Effective
                                                         Tax                        Tax                         Tax
                                            2004        Rate            2003       Rate            2002        Rate
                                          ----------------------------------------------------------------------------
Federal and foreign income tax
 incurred                                 $      44      15.7%        $     82      24.6%        $     114      22.1%
Change in net deferred income
 taxes                                           60      21.7%              35      10.4%               66      12.9%
                                          ----------------------------------------------------------------------------
     TOTAL STATUTORY INCOME TAXES         $     104      37.4%        $    117      35.0%        $     180      35.0%
                                          ----------------------------------------------------------------------------

(e) As of December 31, 2004 the Company had no operating loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

2004                   $            44
2003                   $            82
2002                   $           114

(f) The Company's federal income tax return is consolidated within The Hartford Financial Services Group, Inc. consolidated federal income tax return.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. Allocation is based upon separate return calculations with current credit for net losses, to the extent available for use by the group. Intercompany tax balances are settled quarterly.

5. AGGREGATE RESERVES FOR FUTURE BENEFITS AND REINSURANCE:

The Company's existing life reserves consist of deferred fixed annuities and supplementary contracts. The Company cedes 100% of its insurance to Metropolitan Life Insurance Company in order to limit its maximum losses. Ceding this business, however, does not relieve the Company of its primary liability to its policyholders, and therefore, if the assuming reinsurer does not fulfill its obligations, the Company may suffer losses.

There were no material reinsurance premiums assumed or ceded or reinsurance recoverables from reinsurers outstanding as of, and for the years ended December 31, 2004, 2003 or 2002.

The effect of reinsurance on the reserve for future benefit balances as of December 31, is summarized as follows:

                                                                  2004               2003
                                                              -------------------------------
Annuities                                                      $     877          $     889
Supplemental contracts                                                --                 --
                                                              -------------------------------
  Sub-total                                                          877                889
Reinsurance ceded                                                    877                889
                                                              -------------------------------
                           RESERVES FOR FUTURE BENEFITS, NET   $      --          $      --
                                                              -------------------------------

6. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates relate principally to tax settlements, rental and service fees, capital contributions and payments of dividends. The terms of the settlement require that these amounts be settled generally within 30 days. Amounts incurred for related party transactions were insignificant for 2004, 2003 and 2002.

7. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid by State of Connecticut insurance companies to shareholders is restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. Dividends are not cumulative. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations. Dividends of $947, $0, and $0 were paid in 2004, 2003, and 2002, respectively. The amount available for dividend in 2005 is approximately $1,127.

8. COMMITMENTS AND CONTINGENT LIABILITIES:

(a) LITIGATION

The Company is or may become involved in various legal actions in the ordinary course of its business, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company.

(b) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Guaranty fund assessments were not material for the years ended December 31, 2004, 2003 and 2002.

(c) TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). During 2004, the IRS completed its examination and issued its Revenue Agents Report for the 1998-2001 tax years. The IRS and the Company agreed upon all matters and no additional tax adjustments were required. The IRS is expected to begin its audit of the 2002-2004 tax years sometime in 2005. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years.

                                     *****

                                     PART C

                                OTHER INFORMATION


Item 26.  Exhibits

     (a) Resolution of the Board of Directors of Alpine Life Insurance Company, (now known as Hart Life Insurance Company), authorizing the establishment of the Separate Account.(1)

     (b)  Not Applicable.

     (c)  Principal Underwriting Agreement.(1)

     (d)  Form of Modified Single Premium Variable Life Insurance Policy.(2)

     (e) Form of Application for Modified Single Premium Variable Life Insurance Policies.(2)

     (f)  Charter and Bylaws of Hart Life Insurance Company.(3)

     (g)  Form of Participation Agreement.(4)

     (h)  Not Applicable.

     (i)  Not Applicable.

     (j)  Not Applicable.

     (k) Opinion and consent of Christopher M. Grinnell, Counsel and Assistant Vice President.

     (l)  Not Applicable.

     (m)  Not Applicable.

     (n)  Consent of Deloitte & Touche LLP.

     (o)  No financial statement will be omitted.

     (p)  Not Applicable.

     (q)  Memorandum describing transfer and redemption procedures.(1)

     (r)  Power of Attorney.

------------------------------
(1) Incorporated by reference to the Pre-Effective Amendment No. 1 of the Registration Statement No. 333-65511 filed on April 12, 1999.
(2) Incorporated by reference to the initial filing of Registration No. 333-65511 filed on October 9, 1998.
(3) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement File No. 333-65511, filed on April 11, 2001.
(4) Incorporated by reference to the Pre-Effective Amendment No. 1 of the Registration Statement No. 333-65507 filed on April 12, 1999.

Item 27. Officers and Directors.

------------------------------------------ -------------------------------------------------------------------------
NAME                                       POSITION WITH HARTFORD
------------------------------------------ -------------------------------------------------------------------------
Thomas A. Campbell                         Vice President and Actuary
------------------------------------------ -------------------------------------------------------------------------
David A. Carlson                           Senior Vice President and Deputy Chief Financial Officer, Director*
------------------------------------------ -------------------------------------------------------------------------
Michael B. Cefole                          Vice President, Director*
------------------------------------------ -------------------------------------------------------------------------
Richard G. Costello                        Vice President and Secretary
------------------------------------------ -------------------------------------------------------------------------
Mary Jane B. Fortin                        Senior Vice President
------------------------------------------ -------------------------------------------------------------------------
Christopher M. Grinnell                    Assistant Vice President
------------------------------------------ -------------------------------------------------------------------------
Thomas M. Marra                            President, Chief Executive Officer and Chairman of the Board, Director*
------------------------------------------ -------------------------------------------------------------------------
Ernest M. McNeill, Jr.                     Vice President and Chief Accounting Officer
------------------------------------------ -------------------------------------------------------------------------
Jonathan L. Mercier                        Assistant Vice President
------------------------------------------ -------------------------------------------------------------------------
Craig R. Raymond                           Senior Vice President
------------------------------------------ -------------------------------------------------------------------------
James E. Trimble                           Vice President and Chief Actuary
------------------------------------------ -------------------------------------------------------------------------
John C. Walters                            Executive Vice President
------------------------------------------ -------------------------------------------------------------------------
Neal S. Wolin                              Executive Vice President and General Counsel
------------------------------------------ -------------------------------------------------------------------------
Lizabeth H. Zlatkus                        Executive Vice President and Chief Financial Officer, Director*
------------------------------------------ -------------------------------------------------------------------------
David M. Znamierowski                      Executive Vice President and Chief Investment Officer, Director*
------------------------------------------ -------------------------------------------------------------------------

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement, File No. 333-50280, filed on April 5, 2005.

Item 29.  Indemnification

         Sections 33-770 to 33-779, inclusive, of the Connecticut General Statutes provide the standards under which a corporation may indemnify an individual for liability, including legal expenses, incurred because such individual is a party to a proceeding because the individual was a director, officer, employee, or agent of the corporation. Specifically, Section 33-771(a)(2) permits a corporation to indemnify a director if the corporation, pursuant to
         Section 33-636(b)(5), obligated itself under its certificate of incorporation to indemnify a director for liability except for certain liability involving conduct described in Section 33-636(b)(5). Section 33-776 permits a corporation to indemnify an officer, employee, or agent of the corporation to the same extent as a director as may be provided by the corporation's bylaws, certificate of incorporation, or resolution of the board of directors.

         Section 33-771(e) provides that a corporation incorporated prior to January 1, 1995, must, except to the extent that the certificate of incorporation provides otherwise, indemnify a director to the extent that indemnification is permissible under Sections 33-770 to 33-779, inclusive. Section 33-776(d) sets forth a similar provision with respect to officers, employees and agents of a corporation.

         1. Based on the statutes referenced above, the Depositor must indemnify a director if the director:

             A.  conducted himself in good faith;
             B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and
             C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; or

         2. engaged in conduct for which broader indemnification had been made permissible or obligatory under a provision of the Depositor's certificate of incorporation.

         In addition, the Depositor must indemnify officers, employees and agents for liability if the individual:

             A.  conducted himself in good faith;
             B. reasonably believed (a) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation or (b) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and
             C. in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

         Section 33-777 permits a corporation to procure insurance on behalf of an individual who was a director or officer of the corporation. Consistent with the statute, the directors and officers of the Depositor and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

          (a) HSD acts as principal underwriter for the following investment companies:

          Hartford Life Insurance Company - Separate Account One
          Hartford Life Insurance Company - Separate Account Two
          Hartford Life Insurance Company - Separate Account Two (DC Variable
               Account I)
          Hartford Life Insurance Company - Separate Account Two (DC Variable
               Account II)
          Hartford Life Insurance Company - Separate Account Two (QP Variable
               Account)
          Hartford Life Insurance Company - Separate Account Two (Variable
               Account "A")
          Hartford Life Insurance Company - Separate Account Two (NQ Variable
               Account)
          Hartford Life Insurance Company - Separate Account Ten
          Hartford Life Insurance Company - Separate Account Three
          Hartford Life Insurance Company - Separate Account Five
          Hartford Life Insurance Company - Separate Account Seven
          Hartford Life Insurance Company - Separate Account Eleven
          Hartford Life Insurance Company - Separate Account Twelve
          Hartford Life and Annuity Insurance Company - Separate Account One Hartford Life and Annuity Insurance Company - Separate Account Ten Hartford Life and Annuity Insurance Company - Separate Account Three Hartford Life and Annuity Insurance Company - Separate Account Five Hartford Life and Annuity Insurance Company - Separate Account Six Hartford Life and Annuity Insurance Company - Separate Account Seven Hart Life Insurance Company - Separate Account One
          Hart Life Insurance Company - Separate Account Two
          American Maturity Life Insurance Company - Separate Account AMLVA American Maturity Life Insurance Company - Separate Account One Nutmeg Life Insurance Company - Separate Account One
          Servus Life Insurance Company of America - Separate Account One Servus Life Insurance Company of America - Separate Account Two

          (b)  Directors and Officers of HSD

                                           POSITIONS AND OFFICES
          NAME                               WITH UNDERWRITER
          ----                             ---------------------
          David A. Carlson                 Senior Vice President and Deputy
                                           Chief Financial Officer
          Richard G. Costello              Vice President and Secretary
          George R. Jay                    Chief Broker-Dealer Compliance Officer
          Stephen T. Joyce                 Vice President
          Thomas M. Marra                  President, Chief Executive Officer and
                                           Chairman of the Board, Director
          Martin A. Swanson                Vice President
          John C. Walters                  Executive Vice President, Director
          Neal S. Wolin                    Executive Vice President and General Counsel
          Lizabeth H. Zlatkus              Director

Unless otherwise indicated, the principal business address of each of the above individuals is Hartford Plaza, Hartford, CT 06115.

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 32.  Management Services

All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 33.  Representation of Reasonableness of Fees

Hartford hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 29th day of April, 2005.

HART LIFE INSURANCE COMPANY
SEPARATE ACCOUNT TWO
(Registrant)

By:   Thomas M. Marra                              *By: /s/ Jerry K. Scheinfeldt
      -------------------------------------------       ------------------------
      Thomas M. Marra, President, Chief                     Jerry K. Scheinfeldt
      Executive Officer and Chairman of the Board*          Attorney-In-Fact

HART LIFE INSURANCE COMPANY
(Depositor)

By:   Thomas M. Marra
      -------------------------------------------
      Thomas M. Marra, President, Chief
      Executive Officer and Chairman of the Board*


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

David A. Carlson, Senior Vice President & Deputy
     Chief Financial Officer, Director*
Michael B. Cefole, Vice President, Director*
Thomas M. Marra, President, Chief Executive
     Officer and Chairman of the Board,
     Director*
Ernest M. McNeill, Jr., Vice President,
     & Chief Accounting Officer*
Lizabeth H. Zlatkus, Executive Vice President    *By: /s/ Jerry K. Scheinfeldt
     and Chief Financial Officer, Director*           ------------------------
David M. Znamierowski, Executive Vice President &     Jerry K. Scheinfeldt
       Chief Investment Officer, Director*            Attorney-in-Fact

                                                 Date: April 29, 2005


333-65511

                                  EXHIBIT INDEX


1.1  Opinion and Consent of Christopher M. Grinnell, Counsel and
     Assistant Vice President.

1.2  Consent of Deloitte & Touche LLP.

1.3  Power of Attorney.